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                                                                   EXHIBIT 10.22


                          AMENDMENT NUMBER THREE TO THE
                            GENUINE PARTNERSHIP PLAN

         This Amendment to the Genuine Partnership Plan is adopted by Genuine Parts Company (the "Company"), effective as of the date set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Genuine Partnership Plan (the "Plan"), as amended and restated effective January 1, 1994, and such Plan is currently in effect; and

         WHEREAS, the Company desires to amend the Plan for various purposes including amendments to reflect changes in law;

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:

                                       1.

         Section 3.01 is deleted in its entirety, and a new Section 3.01 is substituted in lieu thereof, as follows:

"3.01    Participation.

         (a) In General. If an Eligible Employee is normally scheduled to work twenty-four (24) or more hours per week ("Full-Time Employee"), such Eligible Employee shall participate in the Plan in accordance with Section 3.01(b) below. If an Eligible Employee is normally scheduled to work fewer than twenty-four
                  (24) hours per week ("Part-Time Employee"), such Eligible Employee shall participate in the Plan in accordance with
                  Section 3.01(c) below.

         (b) Full-Time Employees. An Eligible Employee who is a Full-Time Employee shall become a Participant in the Plan for the purposes described below as of the following dates:

                  (1) For purposes of becoming eligible to make Pre-Tax Contributions and for all other purposes of the Plan related to making Pre-Tax Contributions (e.g., Investment Funds and elections) other than eligibility to receive an Employer Contribution and an allocation of forfeitures, the later of (i) the first day of the month after the Eligible Employee has completed three full months of Employment and attained age 18 or (ii) the date the Employee becomes a member of the class of Eligible Employees.

                  (2) For purposes of becoming eligible to receive an Employer Contribution and share in the allocation of any forfeitures (see Article 5), the


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                           EntryDate next following the later of (i) the date on
                           which the Eligible Employee has both completed one Year of Eligibility Service and attained age 18 or
                           (ii) the date the Employee becomes a member of the class of Eligible Employees.

         (c) Part-Time Employees. An Eligible Employee who is a Part-Time Employee shall become a Participant in the Plan for all purposes of the Plan on the Entry Date next following the later of (i) the date on which the Eligible Employee has both completed one Year of Eligibility Service and attained age 18 or (ii) the date the Employee becomes a member of the class of Eligible Employees.

         (d) Acquisitions. See Section 3.04 below for special rules that apply to new Employees following an acquisition."

                                       2.

         Section 4.04 is hereby deleted and a new Section 4.04 is substituted therefor as follows:

                  "Pre-Tax Contributions shall be deducted by the Employer from the Participant's Compensation and paid to the Trustee as promptly as possible but no later than fifteen days after the Employer retains the Pre-Tax Contributions (or such longer period of time granted by the Department of Labor or other government entity, agency or by an employee of such governmental entity or agency)."

                                       3.

         Section 8.05(b) is hereby deleted and a new Section 8.05(b) is substituted therefor as follows:

         "(b) In no event may the distribution of a Participant's Account commence later than April 1 following the calendar year in which the Participant attains age 70-1/2. However, if a Participant is not a 5% owner of an Employer (as defined in Code Section 401(a)(9) and the Treasury Regulations thereunder), such Participant's Retirement Income shall commence no later than April 1 following the calendar year in which he terminates his Employment. (The applicable commencement date described above, is referred to as the "required beginning date")." Notwithstanding the preceding distribution requirements, a distribution on behalf of any Participant may be made in accordance with a benefit payment election executed before January 1, 1984 in a manner that satisfies the requirements of the transitional rule of Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982."



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                                       4.

         A new Section 9.16 is hereby added to the Plan as follows:

         "9.16    Suspension of Loan Repayments During Military Service

                  Loan repayments will be suspended under this Plan as permitted under Section 414(u)(4) of the Internal Revenue Code (e.g., suspension of loan repayments during a Participant's periods of military service as defined in Code Section 414(u))."

                                       5.

         A new Section 12.03(d) is hereby added to the Plan as follows:

         "(d) In computing the Average Actual Deferral Percentage, the Employer may exclude Non-highly Compensated Employees who prior to the last day of the Plan Year have not yet attained age 21 or have not yet completed a Year of Eligibility Service (see Section 3.02) if the Employer satisfies a special coverage rule described below. The special coverage rule requires the Plan to satisfy the minimum coverage rules of Code Section 410(b)(4)(B) with respect to all Employees who are permitted to participate in the Plan but have not yet attained age 21 or have not yet completed a Year of Eligibility Service. This paragraph (d) shall be effective January 1, 1999."

                                       6.

         Section 12.05(a) is hereby deleted and a new Section 12.05(a) is substituted therefor as follows:

         "(a) Pre-Tax Contributions exceeding the limitations of Section 12.03(a) ("Excess ADP Deferrals") and any income or loss allocable to such Excess ADP Deferral may be designated by the Committee as Excess ADP Deferrals and may be distributed to Highly Compensated Employees whose Accounts were credited with the largest dollar amount of Pre-Tax Contributions. In determining the amount of Excess ADP Deferrals for each Highly Compensated Employee, the Committee shall reduce the ADP for each Highly Compensated Employee as follows:

                  (1) The amount of Salary Deferrals made by the Highly Compensated Employee(s) with the highest dollar amount of Salary Deferrals will be reduced until equal to the second highest amount of Salary Deferrals under the Plan; then



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                  (2)      The amount of Salary Deferrals made by the two (or
                           more) Highly Compensated Employees with the highest dollar amount of Salary Deferrals under the Plan will be reduced until equal to the third highest dollar amount of Salary Deferrals under the Plan; then

                  (3) The steps described in (1) and (2) shall be repeated with respect to the third and successive highest Salary Deferrals under the Plan until the Plan has distributed all Excess ADP Deferrals."

                                       7.

         A new Section 12.06(c) is hereby added to the Plan as follows:

         "(c) In computing the Average Actual Contribution Percentage, the Employer may exclude Non-highly Compensated Employees who prior to the last day of the Plan Year have not yet attained age 21 if the Employer satisfies a special coverage rule described below. The special coverage rule requires the Plan to satisfy the minimum coverage rules of Code Section 410(b)(4)(B) with respect to all Employees who are permitted to participate in the Plan but have not yet attained age 21. This paragraph (d) shall be effective January 1, 1999."

                                       8.

         Article 13 is hereby deleted and a new Article 13 is substituted therefor as follows:

"13.01   In General

         For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 13.02 below and any Former Employee described in Section 13.03 below. Various definitions used in this Section are contained in Section 13.04. A Non-highly Compensated Employee is an Employee who is not a Highly Compensated Employee.

13.02    Highly Compensated Employees

(a) Look-Back Year. An Employee is a Highly Compensated Employee if during a Look Back Year the Employee:

         (1)      is a 5 Percent Owner; or

         (2) receives Compensation in excess of $80,000 and is a member of the Top Paid Group.

         The dollar amount described above shall be increased annually as provided in Code Section 414(q)(1).



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         (b)      Current Year. An Employee is a Highly Compensated Employee if
                  during a Current Year the Employee is a 5 Percent Owner.

         13.03    Former Highly Compensated Employee

                  A Former Employee is a Highly Compensated Employee if (applying the rules of Section 13.02(a) or (b)) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Current Year ending on or after the Former Employee's 55th birthday.

         13.04    Definitions

                  The following special definitions shall apply to this Article 13:

                  Current Year shall mean the current Plan Year.

                  Employer for purposes of this Article 13 shall mean the Employer and its Affiliates.

                  5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

                  Former Employee shall mean an Employee (i) who has incurred a Severance from Service Date or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Current Year (e.g., an Employee on Authorized Leave of Absence).

                  Look Back Year shall mean the Plan Year preceding the Current Year, or if the Employer elects (and such election is available to the Employer), the calendar year ending with or within the Current Year.

                  Separation Year shall mean any of the following years:

                  (1) An Employee who incurs a Separation from Service Date shall have a Separation Year in the Current Year in which such Separation from Service Date occurs;

                  (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Leave of Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;



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                  (3)      An Employee who remains employed by the Employer but
                           whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

                  Top Paid Group shall mean the top 20% of all Employees ranked on the basis of Compensation received from the Employer during the applicable year. The number of Employees in the Top Paid Group shall be determined by ignoring Employees who are non-resident aliens, Employees who do not perform services for the Employer during the applicable year, Employees who do not satisfy the age and service exclusion provided in applicable Treasury Regulations and Employees who are covered by a collective bargaining agreement as provided in applicable Treasury Regulations.

         13.05    Other Methods Permissible

                  To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this
                  Article 13) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code Section 414(q)(7) and are uniformly applied)."

                                       9.

         Section 14.02 is hereby deleted and a new Section 14.02 is substituted therefor as follows:

         "14.02   Combined Plan Limitation Repealed.

                  Effective January 1, 2000, the combined plan test of Code
                  Section 415 is repealed and no longer applicable."

                                       10.

         Section 14.03(c) is hereby deleted and a new Section 14.03(c) is substituted therefor as follows:

                  "'Compensation' shall have the same meaning as defined in
                  Section 13.04 (thereby including Pre-Tax Contributions under this Plan and salary deferrals



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                  under a Code Section 125 Cafeteria Plan in the definition of
                  Compensation). This definition shall be effective January 1, 1998."

                                       11.

         Section 15.04 is hereby deleted and a new Section 15.04 is substituted therefor as follows:

         "15.04   Combined Plan Limitation For Top-Heavy Years Repealed.

                  Effective January 1, 2000, adjustments to the combined plan limitation of Code Section 415 for top heavy plans are repealed and no longer applicable."

                                       12.

         A new Section 16.14 is hereby added to the Plan as follows:

         "16.14   Qualified Military Service

                  Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). It is the intent of this Section 16.14 to adopt the IRS model amendment set forth in Rev. Proc. 96-49 for the purposes set forth in such revenue procedure."

                                       13.

         Paragraphs 1 and 10 of this Amendment shall be effective January 1, 1998. Paragraph 2 of this Amendment shall be effective February 3, 1997. Paragraphs 3, 6 and 8 of this Amendment shall be effective January 1, 1997. Paragraphs 4 and 12 of this Amendment shall be effective December 12, 1994 (the effective date of Code Section 414(u)). Paragraphs 5 and 7 of this Amendment shall be effective January 1, 1999. Paragraphs 9 and 11 of this Amendment shall be effective January 1, 2000. Except as amended herein, the Plan shall remain in full force and effect.




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         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                                         COMMITTEE TO THE
                                         GENUINE PARTNERSHIP PLAN


                                         By:    /s/ George W. Kalafut
                                             ----------------------------------
                                         Date:  August 8, 1997
                                              ---------------------------------


                                         By:    /s/ Edward J. Van Stedum
                                             ----------------------------------
                                         Date:  August 11, 1997
                                              ---------------------------------


                                         By:    /s/ Jerry Nix
                                             ----------------------------------
                                         Date:  August 7, 1997
                                              ---------------------------------


                                         By:    /s/ Frank M. Howard
                                             ----------------------------------
                                         Date:  August 7, 1997
                                              ---------------------------------










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